UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2026 (August 6, 2026)

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2026, Royal Caribbean Cruises Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Exhibit A thereto, relating to the issuance and sale by the Company of $1,250,000,000 aggregate principal amount of the Company’s 5.550% Senior Notes due 2034 in an underwritten public offering (the “Offering”) made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission. The Offering is expected to close on August 20, 2026, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company intends to use the net proceeds from the Offering to repay a portion of the outstanding borrowings under its floating rate term loan facilities and any remaining net proceeds to repay or refinance other existing indebtedness.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 6, 2026, among BNP Paribas Securities Corp., BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed in Exhibit A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: August 7, 2026	By:	/s/ Naftali Holtz
	Name:	Naftali Holtz
	Title:	Chief Financial Officer